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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
      PURSUANT TO SECTION 13 OR 15d OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 19, 2007
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                          WILMINGTON TRUST CORPORATION
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             (Exact name of registrant as specified in its charter)

          Delaware                      1-14659                 51-0328154
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(State or other jurisdiction   (Commission File Number)        (IRS Employer
      of incorporation)                                   Identification Number)

              Wilmington Trust Corporation
                   Rodney Square North
                1100 North Market Street
                  Wilmington, Delaware                             19890
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        (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code: (302) 651-1000
                                                   -----------------------------

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         (Former names or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On July 19, 2007, the Board of Directors of Wilmington Trust Corporation (the "Corporation") elected Michele Rollins a member of the Board's Class of 2010.

Ms. Rollins is 62 years of age and, since 2000, has served as Chairman of Rollins Jamaica, Ltd., the holding company of Rose Hall, Ltd. ("Rose Hall"). Rose Hall owns a variety of hotel, retail, and housing developments and golf courses in Jamaica. Ms. Rollins served as President of Rollins Jamaica from 1983 to 2000. She was previously employed as an attorney with Sun Company (now Sunoco, Inc.), the Department of the Interior, the Federal Energy Office, the Environmental Protection Agency, the Department of Justice, and the Securities and Exchange Commission.

Ms. Rollins is Chairman of the Advisory Board of the University of Delaware's Department of Hotel, Restaurant and Institutional Management, Chairman of the Board of Winning Women of the First State, trustee of Goldey-Beacom College, Lifetime Partner of the Horatio Alger Association, and a member of the Board of Directors of the Greater Wilmington Convention and Visitors Bureau and the Delaware Children's Theatre Advisory Council.

As previously disclosed in our proxy statement, Wilmington Trust's directors receive an annual retainer of $30,000 and $2,000 for each Board meeting and $1,200 for each committee meeting they attend. Ms. Rollins is indebted to Wilmington Trust Company, the Corporation's wholly-owned subsidiary, on the same terms, including interest rates and collateral on loans, as those prevailing at the time for comparable transactions with others and that do not involve more than the normal risk of collectibility or present other unfavorable features.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        WILMINGTON TRUST CORPORATION


Dated: July 25, 2007                    By: /s/ Ted T. Cecala
                                            ------------------------------------
                                        Name:  Ted T. Cecala,
                                        Title: Chairman of the Board and
                                               Chief Executive Officer


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